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                                                                    Exhibit 23.5






                   Consent of AngloGold (Jerritt Canyon) Corp.



April 18, 2002


      We consent to the incorporation by reference herein of references to our audit reserves report for Meridian Gold Inc. as at December 31, 2001 and 2000.


                              AngloGold (Jerritt Canyon) Corp.

                              /s/ Richard M. McAnany
                              ------------------------
                              By:  Richard M. McAnany
                              Title:  Vice President